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                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 1, 1996 included in C.P. Clare Corporation's Form 10-K for the year ended March 31, 1996 and to all reference to our Firm included in this registration statement.

                                                     ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 23, 1996